TRAVELERS SERIES FUND INC.
on behalf of
SMITH BARNEY PACIFIC BASIN PORTFOLIO
SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Supplement dated March 8, 2001 to
Prospectus dated February 28, 2001


On February 14, 2001, the Board of Directors of Travelers Series Fund Inc., on behalf of its Smith Barney Pacific Basin Portfolio and its Smith Barney International All Cap Growth Portfolio ("Pacific Portfolio" and "International Portfolio," respectively), approved a proposed reorganization pursuant to which its International Portfolio would acquire the assets and assume the stated liabilities of the Pacific Portfolio in exchange for shares of the Pacific Portfolio. The reorganization will allow Pacific Portfolio shareholders to maintain an investment in a fund with similar investment objectives and investment policies.

Under the terms of the proposed reorganization, Pacific Portfolio shareholders would receive shares of the International Portfolio equal in value to their investments in the Pacific Portfolio and in accordance with the terms of the reorganization. Pacific Portfolio shareholders would not be charged a sales load when International Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization. Please review carefully the Prospectus for Travelers Series Fund Inc., which contains, among other things, more information about the investment objectives, policies, risks, fees and expenses associated with an investment in International Portfolio.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Pacific Portfolio. Proxy materials describing the proposed reorganization will be mailed to Pacific Portfolio shareholders of record on February 14, 2001, on or about March 26, 2001, in anticipation of a meeting of the shareholders expected to be held on April 18, 2001. If approved by Pacific Portfolio shareholders at that time, the reorganization will occur as soon after the shareholder meeting as practicable.


FD 02259

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